UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90064
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	SEPTEMBER 30, 2009

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Annual Report

September 30, 2009

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

52512

LETTER TO SHAREHOLDERS

Concerns Abound About the Dollar

The value of the dollar is falling. For even the most casual economic observer, it's been hard to miss this story over the last few months. Financial headlines and pundits trumpet the dollar's demise. Factually the media are not wrong. From a peak in March of this year until mid-October, the greenback is down about 14% compared to a basket of developed countries' currencies.

Partially because they are priced in dollars, the recent increases in crude oil and gold also reflect this weakness. Gold prices recently set new (nominal) records breaking the March 2008 peak reached during the panic after the Bear Stearns collapse. Instead of a safe haven against a collapsing financial system, today's buyers are touting the metal as a store of value compared to paper currencies.

Making additional headlines, developing countries are grumbling about the dollar's central position in international finance markets. These concerns were captured in the February 2009 statement by Luo Ping, a Director-General at the China Banking Regulatory Commission, who said about the U.S., "We hate you guys. Once you start issuing $1 trillion — $2 trillion ... we know the dollar is going to depreciate...."

What Do We Think?

In the discussion that follows, we will lay out why the decline is partly cyclical and partly structural. The options for dealing with the structural part are then examined. Finally, we offer our conclusions on the matter.

Cyclical

Like other financial markets, currencies follow observable cycles. During periods of great distress, a typical cycle finds market participants buying dollars in a move termed a "flight to safety." From the time of the Bear Stearns collapse in March 2008 until this April (2009), market stresses were so great that investors moved into dollars en masse, increasing its value by 23% compared to the previously mentioned group of major currencies.

By the second quarter of this year, the panic in the markets subsided, and investors were shifting away from safety. At that point, willingness to take risks increased as many investors began to prefer economies outside the U.S., particularly those in emerging markets. In order to redeploy the capital they had stashed in dollars for safekeeping, investors sold dollars (pushing down the price) to buy other currencies they could use for bond and stock purchases in these markets.

Over longer periods, the cycle that often drives currency movements is based on the differences in government interest rates. With the U.S. federal funds rate at 0.25% and "economic conditions ... likely to warrant exceptionally low levels of the ... rate for an extended period," according to the Sept. 23 statement of the Federal Reserve's Open Market Committee, many investors prefer higher-yielding opportunities abroad. Exacerbating this trend is what is known as the carry trade, where investors borrow dollars and sell them to buy higher-yielding assets like Australian dollars and international stocks. For the last decade these investors mostly borrowed yen and Swiss francs. Recently the low cost of borrowing dollars has made it the currency of choice for the carry traders. The Reserve Bank of Australia recently increased its official cash rate by 0.25% to 3.25%. As other countries begin the cycle of interest-rate increases and the Fed keeps rates low, more pressure will naturally fall on the dollar.

Structural

The structural issues facing the U.S. demand difficult political decisions about deficits, fiscal spending and entitlement programs. These substantive issues transcend movements in typical currency cycles.

Like discussions about dollar weakness, readers will universally know that U.S. government debt outstanding is increasing at an alarming rate. In 2009 the deficit (difference between outlays and receipts) reached $1.4 trillion, or three times last year's deficit (the prior record). That amount is a direct addition to the government's outstanding obligations. Projections by the Congressional Budget Office (CBO) and White House Office of Management and Budget (OMB) are

for deficits over the next ten years to total $7 trillion. That is before any unforeseen increases in spending and the health care legislation that threatens to officially add $1 trillion to the tally. (If cost inflation seen in prior new programs like Medicare Part D is any indication, $2+ trillion over time is a real possibility.) Ignoring the issue of classification between the intragovernment and public portions of the debt, at September 30 the total outstanding gross debt of the U.S. was $11.9 trillion. Using OMB ten-year projections, in 2019 the gross outstanding debt is projected to be $22 trillion. From almost $12 trillion today, that implies a growth rate (+6%/year) for the debt which is in excess of the forecast for nominal growth in the economy (OMB 5%/year; CBO 4%/year). Such a trend is totally unsustainable.

Because current rates on Treasury securities are historically low, government interest payments decreased 15% to $383 billion in fiscal 2009 despite the deficit and resulting increase in debt outstanding. Over the last ten years, that interest expense averaged $368 billion a year, on lower debt levels and higher interest rates. When government rates increase in the future, interest payments will rise significantly above the average of the last decade, exacerbating deficit issues.

Readers are also well aware that entitlement programs, as currently constituted, are heading for insolvency over the next 10-25 years. The present value today of what the government owes for Social Security and Medicare is $46 trillion, according to the 2009 Trustee reports. The CBO estimated in June that federal spending on Medicare and Medicaid will grow from 5.3% of GDP in 2009 to 9.7% in 2035. To illustrate the issue another way, Social Security, Medicare and Medicaid received 43% of fiscal 2008 federal budget outlays. The CBO's projections imply that the government will easily spend more than half its budget on these programs in coming years, either crowding out other programs or increasing total spending.

The government's substantial debt overhang is the long-term danger that concerns the market. World Bank President Robert Zoellick recently remarked about the dollar, "the greenback's fortunes will depend heavily on U.S. choices. Will the United States resolve its debt problems...? Can America establish long-term discipline over spending and its budget deficit?"

Options

There are several options available to resolve these structural issues.

One way to pare the deficits is a reduction in spending. Across the country, state governments have cut spending to cope with fallen tax collections, reflecting balanced budget requirements. Washington labors under no such constraint, making Congressional willingness to reduce spending a dubious proposition. Still, passage of strictly interpreted pay-as-you-go legislation, requiring all increases in spending or tax cuts to be offset by savings elsewhere in the budget, would enhance government credibility.

Another option within policymakers' control is to increase government receipts. As the availability of private credit contracts, coupled with a reduced consumer appetite for borrowing, we cannot count on a booming economy to provide that lift (as during the 1996 — 2000 period). Instead, tax increases are the most likely way to increase receipts. Generally, we are not advocates of higher taxes because of their drag on economic output and tendency to encourage individuals to seek legal and illegal ways to minimize payments. However, facing this parlous situation, temporary increases with automatic extinguishment (sunset) provisions might increase government receipts.

Given the size of the obligations of the entitlement programs, some changes in qualifications and benefits are inevitable. The retirement age for Social Security has already been increased, and needs to be raised again along with changes to the benefits formula. Health care costs are a gargantuan issue here as the Baby Boomers begin retirement, and there are fewer workers supporting retirees than in the past. If the current legislation making its way through Congress is any indication, no modifications in Medicare will be attempted in order to secure its passage. Instead of dealing with the Medicare cost trend now, change will be forced on the program in 10+ years when the demographic tidal wave hits.

The last option may be the one most palatable to Congress because it doesn't involve hard decisions like cutting spending or raising taxes that could endanger re-election. This most dangerous option is to reduce the external (outside the country) value of the dollar and repay the future obligations with much less valuable dollars. Such behavior has strong inflationary consequences. We fervently hope policymakers do not choose this path.

Our Opinion

We believe it was normal that the dollar fell in value over the last six months due to cyclical factors as investors shifted from seeking safety to higher returns. As long as U.S. interest rates remain lower than elsewhere, we should expect dollar weakness.

A benefit from the dollar's decline is its role as a balancing mechanism in international trade. Over the past year, the U.S. current account deficit has been cut in half as the weaker dollar increased the cost of imports and lowered export costs. This rebalancing is beneficial as long as the pace of the dollar's decline is gradual. If the dollar were to slide too far, other countries would engage in competitive devaluation to protect their export industries. China over the last decade has massively intervened in the market to keep the renminbi undervalued. Recently Switzerland intervened to weaken the exchange rate of the Swiss franc. The impetus for creating the Bretton Woods system was memories of trade protectionism and currency devaluation in the 1930s.

When it comes to the complaints by developing countries about the status of the dollar, they have limited options for rapid change. According to International Monetary Fund data, 63% of central bank reserve holdings are dollars and the U.S. currency is the reference (on one side) on 86% of all foreign exchange transactions. No matter how ardent the intentions of China, Russia and other countries, it will take many years to replace the dollar as the world's reserve currency. That said, the process of diversifying the reserve currency is under way, and the dollar's role will wane gradually from its current dominant position. According to Barclays Capital data, in the second quarter of 2009, countries reporting central bank holdings put 63% of new reserves into euros and yen. For comparison the total reserve holdings of central banks is currently 63% dollars, 27% euros and the remainder in sterling and yen. In 1999, the dollar weighting of those holdings was 72%. The process of diversification has been underway for the last decade. We expect the pace to increase over the next few years.

The most likely means for market forces to exert influence on government spending will be through higher interest rates. Like the bond vigilantes of yesteryear, we think at some point buyers of Treasury debt will begin to demand higher yields to justify purchases. As mentioned earlier, the resulting increase in interest expense will exacerbate potential deficits. Whether that acts as a governor on spending growth, or accelerates, it will be up to Congress.

Over the longer term, the structural challenges facing the country appear daunting. Looking to Washington, we see a complete absence of political leadership. To avoid inflation, which benefits debtors and members of Congress in the short term, but in the long run can be destructive to the economy and social structure, some combination of lower deficits and reduced entitlement benefits is required. Changing the country's fiscal trajectory is possible, but time is short. Sadly it will probably require a crisis before we get substantive action. In the meantime, market forces over the next eighteen months will begin to exert pressures moving us in that direction.

How Does It Relate to Our Portfolio?

It has never been our desire to manage Paramount based on macro-economic projections. With so many variables involved, we believe it is too hard to consistently forecast global economic outcomes. High-quality businesses that have earned attractive returns on capital using little debt have futures we are more comfortable estimating. Despite our primary grounding in analyzing companies, however, we pay attention to external risks and think about their impact on our investments.

As we shall discuss, the total sales our companies generate outside the U.S. have increased noticeably over the last five years. As this trend continues, we expect that these foreign operations will provide a partial hedge for our shareholders against future weakness in the dollar.

Performance

The dramatic rebound in the market continued in the third quarter. Adding to the substantial gains of last quarter, the S&P finished September 56% above its March lows. For smaller stocks (Russell 2000), the 76% gain from March was even greater. Over that same period, Paramount increased 70%.

For the third quarter, Paramount's nearly 15% advance was very strong, particularly on top of the second quarter's 25% gain. Similar to Paramount, market indexes increased 15-20% during the quarter.

The portfolio's strongest third-quarter performers were retailers CarMax (+42%) and Signet (+27%), and oil service companies FMC Technologies (+39%), Helix (+38%) and Noble Corp. (+26%). In addition, capital goods companies Actuant (+32%), HNI (+31%) and Graco (+27%) outperformed.

Similar to last quarter, we experienced weakness in truck transport (-1%) and auto parts retailing (-5%). Both areas were stalwarts in year 2008 when they had flattish stock prices in a down 35% market. Brown & Brown (-4%) and VCA Antech (+1%) were additional underperformers.

Paramount's nine-month portfolio performance resulted from the modest first-quarter decline followed by the huge second and third-quarter gains. This combination yielded a year-to-date return for Paramount of 38%, well in excess of the 20-35% gains of most market indexes.

Year-to-date performance for individual portfolio companies resembles the last two quarters. Retailing stand-outs were Signet (+204%) and CarMax (+165%). In oil service FMC (+119%), Helix (+107%) and Noble (+72%) posted strong gains. Life Technologies (+100%) led health-care issues, and Manpower (+67%) was the strongest business services performer.

Weakness was mostly in capital goods companies Actuant (-16%), Clarcor (-5%), and Franklin Electric (+2%), as well as truckers Heartland (-9%) and Knight (+4%).

The table below shows performance for both Paramount and the benchmark Russell 2500, as well as leading large-cap indexes. Returns both recently and for the longer nine-year period have been remarkably good. Performance for intermediate periods is competitive.

	Periods Ended September 30, 2009
	Third Quarter	Nine Months	One Year	Three Years*	Five Years*	Nine Years*
FPA Paramount†	15.4%	37.7%	(2.4)%	(1.8)%	2.8%	8.4%
Russell 2500	20.1%	27.9%	(5.7)%	(3.8)%	3.3%	4.0%
S&P 500	15.6%	19.3%	(6.9)%	(5.4)%	1.0%	(1.5)%
Nasdaq	15.9%	35.6%	2.5%	(1.2)%	3.1%	(5.3)%

*  Annualized returns

†  Does not reflect deduction of the maximum sales charge of 5.25% which, if reflected, would reduce the performance shown.

In past letters we have written about the importance of looking at investment returns over a full market cycle (combining both bull and bear markets). This permits us to observe the strong relative performance we typically achieve in weak environments which more than offsets our normally lagging performance in years of great ebullience.

The following tables show Paramount investment returns over the last full market cycle from early 2000 to September 2007, and the current cycle which began in October 2007. The final column, titled "Cycle to Date" shows the performance over the last two years. Over that period, Paramount declined by 14%, about nine points better than the benchmark Russell 2500 and 13 points ahead of the S&P 500.

	Bear Market (2Q00- 3Q02)	Bull Market (4Q02- 3Q07)	Total Cycle (2Q00- 3Q07)	Total Cycle Annualized (2Q00- 3Q07)
FPA Paramount†	5%	114%	124%	11%
Russell 2500	(26)%	144%	80%	8%
S&P 500	(44)%	105%	15%	2%

	Bear Market II (4Q07- 3/9/09)	Post March 9th (3/10/09- 3Q09)	Cycle to Date (4Q07- 3Q09)
FPA Paramount†	(49)%	71%	(14)%
Russell 2500	(56)%	76%	(23)%
S&P 500	(54)%	58%	(27)%

†  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

Company Commentary

In the last several years, we have been placing ever-increasing emphasis on adding companies to the portfolio which have strong international businesses, as well as possessing all of the usual characteristics that we demand — high returns on capital, strong balance sheets, and reasonable valuations. Presently about 35% of the revenues of our portfolio companies are generated outside the U.S. This is nearly double the portfolio's foreign sales content six years earlier of 20%. Our five most recent purchases have a higher percentage of international revenues than the portfolio in total, with over 50% on average for the five. Comparing our portfolio's foreign sales content against a broad range of indexes with similar small and mid-market capitalizations, we find that ours is much higher. For the Russell 2500 this number is just 22%, while the small-stock Russell 2000 has an estimated 18%, or only half ours. We expect that the portfolio's foreign sales content will continue to increase going forward.

There are two obvious reasons why an emphasis on substantial foreign operations is a sensible direction to take. First, several large countries are growing at rates which far exceed those of the U.S. China, India, and Brazil are the best known examples, but Canada, Australia and other countries in Southeast Asia and Eastern Europe grew faster than the U.S. over ten years, according to the most recent Organisation for Economic Co-operation and Development data. Participation in these markets by our portfolio companies provides attractive reinvestment opportunities as well as enabling them to strengthen their worldwide franchises.

Second, foreign operations are a valuable currency hedge. As discussed earlier, continued large budget deficits as well as a negative balance of payments will potentially weigh on the U.S. dollar compared with other major currencies. Companies with significant foreign operations can "translate" the profits earned abroad into an ever growing number of dollars. In addition, the capital value of these foreign operations should steadily increase, helping to offset a dollar decline.

There are additional reasons for our increasing emphasis on non-U.S. operations. Simply stated, a strong world-wide business is better than a single-country operation. Some of its advantages are:

•  Greater scale for potentially lower cost structure in manufacturing, product development and marketing.

•  Increased re-investment opportunities from exposure to diverse markets.

•  Multiple locations increase flexibility to optimize cost structure in purchasing and manufacturing.

•  Diversification against problems in individual markets.

•  Exposure to larger management talent pool.

•  Deeper customer and supplier relationships from world-wide dealings.

• All of the above combine to raise barriers to entry for potential competitors.

Although we believe a high foreign sales content is a desirable characteristic, it is not the only factor driving our investment decisions. In fact, seven companies in the portfolio (about one quarter of the total) have no foreign sales at all. These are almost all in businesses that do not "travel" well — retail, trucking, and assorted health care services — and hence where there is no competitive disadvantage to being only domestic. Some portfolio examples are CarMax (used cars), Heartland Express (short-haul truckload carrier), and Lincare (home oxygen).

To this point our discussion has been about U.S.-based companies, an increasing number of which have international sales. Throughout our career, we have generally preferred to invest in U.S. companies to simplify trading the shares, communicating with managements and interpreting financial documents. But as a rule, we have not excluded foreign — based firms, and currently own three. In fact, it is often unclear whether a company is truly "foreign" or domestic. Among the factors we look at are legal domicile, principle trading market, location of headquarters, nationality of management, and location of major operations. But ambiguities abound. Some examples: Five of our companies have foreign-born chief executives, but four of the five run U.S. companies. All three of the foreign — domiciled firms have the New York Stock Exchange as their principal trading market. Our expectation is that over time the number of foreign-based companies in the portfolio will grow as our comfort level with some of these firms increases. We have expanded our research effort to include companies from developed countries we would most likely not have looked at in the past, despite meeting our financial investment criteria. It will take time to accumulate the necessary understanding of these businesses, and any additions to the portfolio will be gradual. The inclusion of foreign-domiciled investments will likely further increase the portfolio's foreign sales content.

It might be useful to look at some of these leading businesses in the portfolio to illustrate our point.

Life Technologies (foreign sales = 58%) is the leading world-wide supplier of tools and consumables to mostly academic and government labs working in areas of life sciences research such as genomics and cell biology. The company's reagents and kits used in experiments are often cited in the protocols of published scientific papers. Other labs then use the specified Life Tech products as the basis for further research. This desire to maintain consistency with experiment supplies is a major reason why lab customers are very loyal to their suppliers. As growth rates for this type of research have been faster outside the U.S. in recent years, we expect Life Tech's percent of foreign sales to increase in the future. Accelerating that trend is the acquisition late last year of Applied Biosystems, which in addition to a strong position in gene sequencing equipment provides enhanced distribution and manufacturing assets in Asia.

Graco (foreign sales = 53%) is the long-time leader in application equipment for industrial coatings and adhesives. It has used this distribution platform to expand its dominant domestic position in contractor spray painting equipment into Europe and Asia, markets traditionally dominated by older brush and roller technologies. As result, Graco is now the market share leader worldwide, and has maintained its strong operating margins.

Copart (foreign sales = 25%) is the U.S. leader in managing auctions for salvage vehicles, with a 40% plus market share. In 2007 the company entered the fragmented U.K. market. Using its technology, industry knowledge and capital, Copart has quickly become the market leader. Over the three year period, this drove its international revenues from 3% to 25% of total sales. Importantly, this expansion did not compromise returns on capital. With no debt on the balance sheet, Copart's return on equity averaged 17% over that time. In the next several years, we believe the company can replicate its U.K. move in the equally fragmented markets on the European continent.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, Paramount@firstpacad.com.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

October 30, 2009

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Paramount Fund, Inc. vs. Russell 2500 Index and Lipper Mid-Cap Core Fund Average from October 1, 1999 to September 30, 2009

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $15,379 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $16,231. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions. The current portfolio managers, Eric S. Ende and Steven R. Geist, have been primarily responsible for the management of the portfolio since April 1, 2000.

PORTFOLIO SUMMARY

September 30, 2009

Common Stocks		95.7%
Business Services & Supplies	28.1%
Producer Durable Goods	18.6%
Retailing	14.0%
Energy	10.2%
Health Care	9.2%
Transportation	7.3%
Technology	4.8%
Financial	2.5%
Entertainment	1.0%
Short-Term Investments		4.4%
Other Assets and Liabilities, net		(0.1)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2009
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Lincare Holdings, Inc.	31,600
Varian Medical Systems, Inc.	2,900
VCA Antech, Inc.	19,000
NET SALES
Common Stocks
Actuant Corporation	4,300
Bio-Rad Laboratories, Inc. (Class A)	1,500
Brady Corporation (Class A)	4,600
Brown & Brown, Inc.	5,500
CarMax , Inc.	9,400
Carnival Corporation	1,200
Charles River Laboratories International, Inc.	4,900
CLARCOR, Inc.	3,200
Copart, Inc.	3,300
FMC Technologies, Inc.	2,200
Franklin Electric Co., Inc.	2,800
Graco Inc.	3,700
HNI Corporation	6,400
Heartland Express, Inc.	10,100
Helix Energy Solutions Group, Inc.	6,700
IDEX Corporation	3,200
Knight Transportation, Inc.	9,200
Life Technologies Corporation	5,300
Manpower, Inc.	2,500
Maxim Integrated Products, Inc.	3,900
Microchip Technology, Incorporated	4,400
Noble Corporation	5,100
O'Reilly Automotive, Inc.	39,800
ScanSource, Inc.	26,300
Signet Jewelers Ltd.	8,100
Zebra Technologies Corporation (Class A)	4,600

PORTFOLIO OF INVESTMENTS

September 30, 2009

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 28.1%
Brady Corporation (Class A)	254,000	$7,294,880
Charles River Laboratories International, Inc.*	274,200	10,139,916
CLARCOR, Inc.	173,200	5,431,552
Copart, Inc.*	183,600	6,097,356
Landauer, Inc.	3,800	208,924
Life Technologies Corporation*	306,300	14,258,265
Manpower Inc.	151,300	8,580,223
ScanSource Inc.*	462,000	13,083,840
		$65,094,956
PRODUCER DURABLES — 18.6%
Actuant Corporation (Class A)	238,200	$3,825,492
Franklin Electric Co., Inc.	157,300	4,509,791
Graco Inc.	204,300	5,693,841
HNI Corporation	373,100	8,805,160
IDEX Corporation	188,650	5,272,767
WABCO Holdings, Inc.	380,000	7,980,000
Zebra Technologies Corporation (Class A)*	270,300	7,008,879
		$43,095,930
RETAILING — 14.0%
CarMax, Inc.*	536,600	$11,214,940
O'Reilly Automotive, Inc.*	248,800	8,991,632
Signet Jewelers Ltd.*	464,300	12,225,019
		$32,431,591
ENERGY — 10.2%
FMC Technologies, Inc.*	124,500	$6,503,880
Helix Energy Solutions Group, Inc.*	379,100	5,678,918
Noble Corporation	302,100	11,467,716
		$23,650,514
HEALTH CARE — 9.2%
Bio-Rad Laboratories, Inc. (Class A)*	79,700	$7,322,836
Lincare Holdings, Inc.*	275,300	8,603,125
Varian Medical Systmes, Inc.*	27,900	1,175,427
VCA Antech, Inc.*	150,000	4,033,500
		$21,134,888
TRANSPORTATION — 7.3%
Heartland Express, Inc.	566,900	$8,163,360
Knight Transportation, Inc.	521,400	8,749,092
		$16,912,452
TECHNOLOGY — 4.8%
Maxim Integrated Products, Inc.	231,500	$4,199,410
Microchip Technology, Inc.	261,600	6,932,400
		$11,131,810

PORTFOLIO OF INVESTMENTS

September 30, 2009

COMMON STOCKS — Continued	Shares or Principal Amount	Value
FINANCIAL — 2.5%
Brown & Brown, Inc.	305,700	$5,857,212
ENTERTAINMENT — 1.0%
Carnival Corporation (Class A)*	66,100	$2,199,808
TOTAL COMMON STOCKS — 95.7% (Cost $263,069,344)		$221,509,161
SHORT-TERM INVESTMENTS — 4.4% (Cost $10,185,900)
Toyota Motor Credit Corporation — 0.01% 10/01/09	$5,186,000	$5,186,000
Chevron Funding Corporation — 0.09% 10/09/09	5,000,000	4,999,900
TOTAL SHORT-TERM INVESTMENTS		$10,185,900
TOTAL INVESTMENTS — 100.1% (Cost $273,255,244)		$231,695,061
Other assets and liabilities, net — (0.1)%		(226,014)
TOTAL NET ASSETS — 100%		$231,469,047

*Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

ASSETS
Investments at value:
Investment securities — at market value (identified cost $263,069,344)	$221,509,161
Short-term investments — at amortized cost (maturities 60 days or less)	10,185,900	$231,695,061
Cash		59
Receivable for:
Capital stock sold	$79,460
Dividends	22,861	102,321
		$231,797,441
LIABILITIES
Payable for:
Capital stock repurchased	$158,270
Advisory fees and financial services	147,995
Accrued expenses	22,129	328,394
NET ASSETS		$231,469,047
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 15,910,452 shares		$3,977,613
Additional Paid-in Capital		278,268,259
Accumulated net realized loss on investments		(9,173,896)
Accumulated net investment loss		(42,746)
Unrealized depreciation of investments		(41,560,183)
NET ASSETS		$231,469,047
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$14.55
Maximum offering price per share (100/94.75 of per share net asset value)		$15.36

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2009

INVESTMENT INCOME
Interest		$35,858
Dividends		2,091,219
		$2,127,077
EXPENSES — Note 5
Advisory fees	$1,322,293
Financial services	195,737
Transfer agent fees and expenses	158,334
Registration fees	48,241
Legal fees	43,633
Audit and tax fees	39,200
Custodian fees and expenses	38,917
Reports to shareholders	34,919
Directors fees and expenses	27,000
Line of credit	23,264
Insurance	6,769
Other fees and expenses	8,756	1,947,063
Net investment income		$180,014
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities	$126,543,692
Cost of investment securities sold	135,717,588
Net realized loss on investments		$(9,173,896)
Change in unrealized depreciation of investments:
Unrealized depreciation at beginning of year	$(28,183,435)
Unrealized depreciation at end of year	(41,560,183)
Change in unrealized depreciation of investments		(13,376,748)
Net realized and unrealized loss on investments		$(22,550,644)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(22,370,630)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30,
	2009		2008
CHANGE IN NET ASSETS
Operations:
Net investment income	$180,014		$1,032,107
Net realized loss on investments	(9,173,896)		21,387,837
Change in unrealized depreciation of investments	(13,376,748)		(66,185,926)
Change in net assets resulting from operations		$(22,370,630)		$(43,765,982)
Dividends from net investment income		(1,162,067)		(227,343)
Capital Stock transactions:
Proceeds from Capital Stock sold	$16,910,350		$22,185,401
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	964,591		170,618
Cost of Capital Stock repurchased*	(59,519,129)	(41,644,188)	(79,091,169)	(56,735,150)
Total change in net assets		$(65,176,885)		$(100,728,475)
NET ASSETS
Beginning of year		296,645,932		397,374,407
End of year		$231,469,047		$296,645,932
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		1,522,182		1,350,012
Shares issued to shareholders upon reinvestment of dividends and distributions		97,829		10,131
Shares of Capital Stock repurchased		(5,477,243)		(4,881,955)
Change in Capital Stock outstanding		(3,857,232)		(3,521,812)

*  Net of redemption fees of $13,266 and $25,653 for the years ended September 30, 2009 and September 30, 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended September 30,
	2009	2008	2007	2006	2005
Per share operating performance:
Net asset value at beginning of year	$15.01	$17.06	$15.62	$15.02	$13.01
Income from investment operations:
Net investment income	$0.01	$0.05	$0.14	$0.12	$0.04
Net realized and unrealized gain (loss) on investment securities	(0.40)	(2.09)	1.47	0.60	1.97
Total from investment operations	$(0.39)	$(2.04)	$1.61	$0.72	$2.01
Less dividends from net investment income	$(0.07)	$(0.01)	$(0.17)	$(0.12)	—
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$14.55	$15.01	$17.06	$15.62	$15.02
Total investment return**	(2.43)%	(11.96)%	10.30%	4.79%	15.45%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$231,469	$296,646	$397,374	$595,825	$345,027
Ratio of expenses to average net assets	0.99%	0.89%	0.90%	0.85%	0.89%
Ratio of net investment income to average net assets	0.09%	0.29%	0.74%	0.89%	0.30%
Portfolio turnover rate	46%	12%	17%	15%	13%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $88,598,253 for the year ended September 30, 2009. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. The Fund had no distributable earnings at September 30, 2009.

NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the fiscal years ended September 30, 2009 and 2008 were as follows:

	2009	2008
Dividends from ordinary income	$1,162,067	$227,343

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at September 30, 2009, was $263,186,484 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment securities at September 30, 2009, for federal income tax purposes was $6,588,641 and $48,265,964, respectively resulting in net unrealized depreciation of $41,677,323. As of and during the year ended September 30, 2009, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2006 or by state tax authorities for years ended before September 30, 2005.

On September 30, 2009, the Fund reclassified $42,924,470 of net capital losses from Accumulated Net Realized Loss to Additional Paid-in Capital to align financial reporting with tax reporting. The reclassification relates to the expiration of capital losses carried forward from prior years.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended September 30, 2009, the Fund paid aggregate fees of $27,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2009, the Fund collected $13,266 in redemption fees, which amounted to less than $0.01 per share.

NOTE 7 — Distributor

For the year ended September 30, 2009, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,208 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2009:

Level 1 — Quoted Prices	$221,509,161	*
Level 2 — Other significant observable inputs	10,185,900	**
Level 3 — Significant unobservable inputs	—
Total investments	$231,695,061

*  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

**  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Line of Credit

On February 27, 2009, the Fund, along with FPA Perennial Fund, Inc., collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit. During the period ended September 30, 2009, the Fund had no borrowings under the agreement.

Note 10 — Subsequent Events

As of November 13, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PARAMOUNT FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2009, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 13, 2009

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held August 3, 2009 as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the addition of a senior analyst to their team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board noted the experience, length of service and the outstanding reputation of the Fund's Portfolio managers, Eric Ende and Steven Geist, who have managed the Fund since 2000. The Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap core funds selected by Lipper (the "Peer Group"). The Directors noted the Fund's competitive longer-term investment performance since

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

the current portfolio managers assumed management of the Fund when compared to the Peer Group. They further concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lowest end of the range for the Peer Group. The Directors noted that the overall expense ratio of the Fund was also the lowest when compared to the Peer Group. The Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager. The Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Directors expressed concern that the fee rate does not have any additional breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included a significant investment in a new analyst who assists with the management of the Fund, additions to administrative personnel and systems that enhance the quality of services provided to the Fund and the establishment of a full-time Chief Compliance Officer and his assistant. The Directors also noted that asset levels of the Fund are currently lower than they have been for the past several years, yet the Adviser has continued to make investments in personnel servicing the Fund.

Conclusions. The Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Directors also determined that while there is no uniform industry methodology to measure or apply economies of scale, the Fund's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. In reaching their conclusions, the Directors acknowledged that the fees and expenses of the Fund are clearly disclosed in the Fund's prospectus, in all reports to Fund shareholders and in industry research databases such as those maintained by Lipper and Morningstar, and that the Fund's shareholders have ready access to other funds with different strategies, fees and expenses and can redeem at any time if they feel the Adviser's services do not provide adequate value for the fees and expenses charged. The Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Directors determined to approve the continuation of the current advisory agreement for another one-year period ending September 30, 2010.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2009 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2009	$1,000.00	$1,000.00
Ending Account Value September 30, 2009	$1,409.90	$1,020.38
Expenses Paid During Period*	$5.50	$4.62

*  Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2009 (183/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (74)†	Director* Years Served: 7	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (72)†	Director* Years Served: 1	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	6

Lawrence J. Sheehan – (77)†	Director* Years Served: 3	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm of O'Melveny & Myers LLP, legal counsel to the Fund.	6

Eric S. Ende – (65)	Director* President & Portfolio Manager Years Served: 9	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist – (55)	Executive Vice President & Portfolio Manager Year Served: 9	Partner of the Adviser since 2006. Fomerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood – (49)	Treasurer Years Served: 12	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (54)	Secretary Years Served: 27	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 14	Vice President and Chief Compliance Officer of the Adviser and Secretary of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (42)	Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004 - 2005) and Vice President of Transamerica Investment Management, LLC (2000 - 2004).

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2009 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

		2008	2009
(a)	Audit Fees	$32,450	$34,100
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$6,750	$7,100
(d)	All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)

Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:       November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:       November 25, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:       November 25, 2009